Exhibit 99.1

                   HISTORICAL QUARTERLY FINANCIAL INFORMATION
                REFLECTING ASTROWORLD AS A DISCONTINUED OPERATION

                                 SIX FLAGS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                       2004 QUARTERLY FINANCIAL STATEMENTS
                                   (UNAUDITED)

                                                              Q1              Q2             Q3              Q4            2004
                                                         -------------   -------------  -------------   -------------  -------------
Attendance                                                  1,212,000      10,979,000     16,298,000       3,603,000     32,092,000

Revenue:
Theme park admissions                                   $  19,284,000     184,827,000    276,074,000      53,871,000    534,056,000
Theme park food, merchandise and other                     21,417,000     158,621,000    232,938,000      51,558,000    464,534,000
                                                         -------------   -------------  -------------   -------------  -------------
Total revenue                                              40,701,000     343,448,000    509,012,000     105,429,000    998,590,000

Operating costs and expenses
Operating expenses                                         76,711,000     130,698,000    138,620,000      75,620,000    421,649,000
Selling, general and administrative                        35,538,000      74,286,000     56,312,000      30,656,000    196,792,000
Noncash compensation (primarily selling, general
  and administrative)                                         161,000         161,000        160,000         161,000        643,000
Cost of products sold                                       3,784,000      30,319,000     41,549,000       7,903,000     83,555,000
Depreciation                                               34,427,000      34,410,000     35,088,000      38,042,000    141,967,000
Amortization                                                  326,000         327,000        323,000         217,000      1,193,000
                                                         -------------   -------------  -------------   -------------  -------------
Total operating costs and expenses                        150,947,000     270,201,000    272,052,000     152,599,000    845,799,000
                                                         -------------   -------------  -------------   -------------  -------------
Income from operations                                   (110,246,000)     73,247,000    236,960,000     (47,170,000)   152,791,000

Other income (expense)
Interest expense                                          (52,208,000)    (49,577,000)   (46,668,000)    (47,221,000)  (195,674,000)
Interest income                                               301,000         461,000      1,873,000       1,458,000      4,093,000
Minority interest in earnings                               7,354,000     (23,236,000)   (25,814,000)      4,010,000    (37,686,000)
Early repurchase of debt                                  (25,177,000)     (6,195,000)      (490,000)     (5,869,000)   (37,731,000)
Other income (expense)                                     (2,925,000)     (1,626,000)   (14,803,000)     (8,201,000)   (27,555,000)
                                                         -------------   -------------  -------------   -------------  -------------
Total other income (expense)                              (72,655,000)    (80,173,000)   (85,902,000)    (55,823,000)  (294,553,000)
                                                         -------------   -------------  -------------   -------------  -------------
Income before income taxes                               (182,901,000)     (6,926,000)   151,058,000    (102,993,000)  (141,762,000)
Income tax expense (benefit)                              (67,331,000)     (2,426,000)    98,673,000       4,399,000     33,315,000
                                                         -------------   -------------  -------------   -------------  -------------

Income (loss) before discontinued operations             (115,570,000)     (4,500,000)    52,385,000    (107,392,000)  (175,077,000)
Discontinued operations, net of tax                      (289,249,000)     (2,326,000)     3,982,000      (2,139,000)  (289,732,000)
                                                         -------------   -------------  -------------   -------------  -------------
Net income (loss)                                       $(404,819,000)     (6,826,000)    56,367,000    (109,531,000)  (464,809,000)
                                                         =============   =============  =============   =============  =============
Net income (loss) applicable to common stock            $(410,312,000)    (12,318,000)    50,874,000    (115,021,000)  (486,777,000)
                                                         =============   =============  =============   =============  =============
Weighted average number of shares outstanding
  - basic:                                                 93,018,000      93,042,000     93,042,000      93,042,000     93,036,000
                                                         =============   =============  =============   =============  =============
Weighted average number of shares outstanding
  - diluted:                                               93,018,000      93,042,000    106,831,000      93,042,000     93,036,000
                                                         =============   =============  =============   =============  =============
Net income (loss) per average common share
  outstanding - basic:
Income (loss) before discontinued operations            $       (1.30)          (0.11)          0.50           (1.21)         (2.12)
Discontinued operations, net of tax                             (3.11)          (0.02)          0.05           (0.03)         (3.11)
                                                         -------------   -------------  -------------   -------------  -------------
Net income (loss)                                       $       (4.41)          (0.13)          0.55           (1.24)         (5.23)
                                                         =============   =============  =============   =============  =============

Net income (loss) per average common share
  outstanding - diluted:
Income (loss) before discontinued operations            $       (1.30)          (0.11)          0.49           (1.21)         (2.12)
Discontinued operations, net of tax                             (3.11)          (0.02)          0.04           (0.03)         (3.11)
                                                         -------------   -------------  -------------   -------------  -------------
Net income (loss)                                       $       (4.41)          (0.13)          0.53           (1.24)         (5.23)
                                                         =============   =============  =============   =============  =============

Attendance:
Domestic                                                      821,000       9,944,000     14,932,000       2,945,000     28,642,000
International                                                 391,000       1,035,000      1,366,000         658,000      3,450,000
                                                         -------------   -------------  -------------   -------------  -------------
Total                                                       1,212,000      10,979,000     16,298,000       3,603,000     32,092,000
                                                         =============   =============  =============   =============  =============

Domestic revenue                                        $  33,405,000     323,976,000    480,832,000      92,299,000    930,512,000
International revenue                                       7,296,000      19,472,000     28,180,000      13,130,000     68,078,000
                                                         -------------   -------------  -------------   -------------  -------------
Total revenue                                           $  40,701,000     343,448,000    509,012,000     105,429,000    998,590,000
                                                         =============   =============  =============   =============  =============

EBITDA Reconciliation (1)
Net income                                              $(404,819,000)     (6,826,000)    56,367,000    (109,531,000)  (464,809,000)
Discontinued Operations                                   289,249,000       2,326,000     (3,982,000)      2,139,000    289,732,000
Income tax expense (benefit)                              (67,331,000)     (2,426,000)    98,673,000       4,399,000     33,315,000
Other expense                                               2,925,000       1,626,000     14,803,000       8,201,000     27,555,000
Early repurchase of debt                                   25,177,000       6,195,000        490,000       5,869,000     37,731,000
Minority interest                                          (7,354,000)     23,236,000     25,814,000      (4,010,000)    37,686,000
Interest expense (net)                                     51,907,000      49,116,000     44,795,000      45,763,000    191,581,000
Amortization                                                  326,000         327,000        323,000         217,000      1,193,000
Depreciation                                               34,427,000      34,410,000     35,088,000      38,042,000    141,967,000
Noncash compensation                                          161,000         161,000        160,000         161,000        643,000
                                                         -------------   -------------  -------------   -------------  -------------
EBITDA (modified)                                         (75,332,000)    108,145,000    272,531,000      (8,750,000)   296,594,000
Third party interest in EBITDA of certain parks             5,983,000     (24,607,000)   (27,185,000)      2,767,000    (43,042,000)
                                                         -------------   -------------  -------------   -------------  -------------
Adjusted EBITDA                                         $ (69,349,000)     83,538,000    245,346,000      (5,983,000)   253,552,000
                                                         =============   =============  =============   =============  =============

                   HISTORICAL QUARTERLY FINANCIAL INFORMATION
                REFLECTING ASTROWORLD AS A DISCONTINUED OPERATION

                                 SIX FLAGS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                       2005 QUARTERLY FINANCIAL STATEMENTS
                                   (UNAUDITED)

                                                                Q1              Q2             Q3             2005
                                                           -------------   -------------  -------------   -------------
Attendance                                                    1,505,000      11,634,000     16,957,000      30,096,000

Revenue:
Theme park admissions                                     $  23,480,000     200,761,000    305,662,000     529,903,000
Theme park food, merchandise and other                       26,280,000     168,369,000    253,307,000     447,956,000
                                                           -------------   -------------  -------------   -------------
Total revenue                                                49,760,000     369,130,000    558,969,000     977,859,000

Operating costs and expenses
Operating expenses                                           84,095,000     138,785,000    155,750,000     378,630,000
Selling, general and administrative                          36,208,000      74,214,000     52,391,000     162,813,000
Noncash compensation (primarily selling, general
   and administrative)                                          288,000         166,000        166,000         620,000
Cost of products sold                                         4,922,000      32,497,000     47,212,000      84,631,000
Depreciation                                                 35,174,000      35,601,000     37,263,000     108,038,000
Amortization                                                    222,000         223,000        222,000         667,000
                                                           -------------   -------------  -------------   -------------
Total operating costs and expenses                          160,909,000     281,486,000    293,004,000     735,399,000
                                                           -------------   -------------  -------------   -------------
Income from operations                                     (111,149,000)     87,644,000    265,965,000     242,460,000

Other income (expense)
Interest expense                                            (46,527,000)    (47,181,000)   (45,962,000)   (139,670,000)
Interest income                                               1,782,000       1,406,000      1,831,000       5,019,000
Minority interest in earnings                                 6,563,000     (25,531,000)   (25,060,000)    (44,028,000)
Early repurchase of debt                                    (19,303,000)              -              -     (19,303,000)
Other income (expense)                                       (2,901,000)     (7,843,000)    (2,188,000)    (12,932,000)
                                                           -------------   -------------  -------------   -------------
Total other income (expense)                                (60,386,000)    (79,149,000)   (71,379,000)   (210,914,000)
                                                           -------------   -------------  -------------   -------------
Income before income taxes                                 (171,535,000)      8,495,000    194,586,000      31,546,000
Income tax expense (benefit)                                  3,322,000         (19,000)       368,000       3,671,000
                                                           -------------   -------------  -------------   -------------

Income (loss) before discontinued operations               (174,857,000)      8,514,000    194,218,000      27,875,000
Discontinued operations, net of tax                          (3,862,000)      2,587,000      1,470,000         195,000
                                                           -------------   -------------  -------------   -------------
Net income (loss)                                         $(178,719,000)     11,101,000    195,688,000      28,070,000
                                                           =============   =============  =============   =============
Net income (loss) applicable to common stock              $(184,212,000)      5,609,000    190,195,000      11,592,000
                                                           =============   =============  =============   =============
Weighted average number of shares outstanding
  - basic:                                                   93,104,000      93,107,000     93,107,000      93,106,000
                                                           =============   =============  =============   =============
Weighted average number of shares outstanding
  - diluted:                                                 93,104,000      93,107,000    154,051,000      93,106,000
                                                           =============   =============  =============   =============
Net income (loss) per average common share
  outstanding - basic:
Income (loss) before discontinued operations              $       (1.94)           0.03           2.03            0.12
Discontinued operations, net of tax                               (0.04)           0.03           0.01               -
                                                           -------------   -------------  -------------   -------------
Net income (loss)                                         $       (1.98)           0.06           2.04            0.12
                                                           =============   =============  =============   =============

Net income (loss) per average common share
  outstanding - diluted:
Income (loss) before discontinued operations              $       (1.94)           0.03           1.28            0.12
Discontinued operations, net of tax                               (0.04)           0.03           0.01               -
                                                           -------------   -------------  -------------   -------------
Net income (loss)                                         $       (1.98)           0.06           1.29            0.12
                                                           =============   =============  =============   =============

Attendance:
Domestic                                                        898,000      10,562,000     15,587,000      27,047,000
International                                                   607,000       1,072,000      1,370,000       3,049,000
                                                           -------------   -------------  -------------   -------------
Total                                                         1,505,000      11,634,000     16,957,000      30,096,000
                                                           =============   =============  =============   =============

Domestic revenue                                          $  36,894,000     347,011,000    526,106,000     910,011,000
International revenue                                        12,866,000      22,119,000     32,863,000      67,848,000
                                                           -------------   -------------  -------------   -------------
Total revenue                                             $  49,760,000     369,130,000    558,969,000     977,859,000
                                                           =============   =============  =============   =============

EBITDA Reconciliation (1)
Net income                                                $(178,719,000)     11,101,000    195,688,000      28,070,000
Discontinued Operations                                       3,862,000      (2,587,000)    (1,470,000)       (195,000)
Income tax expense (benefit)                                  3,322,000         (19,000)       368,000       3,671,000
Other expense                                                 2,901,000       7,843,000      2,188,000      12,932,000
Early repurchase of debt                                     19,303,000               -              -      19,303,000
Minority interest                                            (6,563,000)     25,531,000     25,060,000      44,028,000
Interest expense (net)                                       44,745,000      45,775,000     44,131,000     134,651,000
Amortization                                                    222,000         223,000        222,000         667,000
Depreciation                                                 35,174,000      35,601,000     37,263,000     108,038,000
Noncash compensation                                            288,000         166,000        166,000         620,000
                                                           -------------   -------------  -------------   -------------
EBITDA (modified)                                           (75,465,000)    123,634,000    303,616,000     351,785,000
Third party interest in EBITDA of certain parks               5,343,000     (26,751,000)   (26,280,000)    (47,688,000)
                                                           -------------   -------------  -------------   -------------
Adjusted EBITDA                                           $ (70,122,000)     96,883,000    277,336,000     304,097,000
                                                           =============   =============  =============   =============